VANECK VECTORS™ GENERIC DRUGS ETF

Ticker: GNRX
Principal U.S. Listing Exchange: The NASDAQ Stock Market LLC
SUMMARY PROSPECTUS
JANUARY 12, 2016, as revised on MAY 1, 2016

GNRXSUM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.vaneck.com/ library/etfs/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated January 12, 2016, as supplemented, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

VanEck Vectors Generic Drugs ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Indxx Global Generics & New Pharma Index (the “Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses(a)	0.15%

Total Annual Fund Operating Expenses(b)	0.65%
Fee Waivers and Expense Reimbursement(b)	-0.10%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	0.55%

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(b)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least February 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$56
3	$198

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PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index includes exchange-listed companies, on a global basis, that derive a significant proportion (as determined by Indxx, LLC (the “Index Provider”)) of their revenues (or that have the potential to derive a significant proportion of their revenues) from the generic drug industry, or that have a primary business focus on the generic drug industry. A company is deemed to derive a significant proportion of its revenue from the generic drug industry if (i), according to a public filing, it generates a majority of its revenue from the sale of generic drugs, (ii), in the absence of a revenue segment breakdown, it has stated its primary business to be the development and production of generic drugs or (iii) has a drug pipeline composed of generic drug filings. The universe of companies in the generic drug industry is determined based on proprietary research and analysis conducted by the Index Provider. The Index Provider uses a variety of publicly available sources for such analysis, including financial statements and other reports published by companies to determine whether the company is actively engaged in the generic drug industry. Products of these companies are pharmaceuticals that are identical, or bioequivalent in the dosage form, safety, strength, quality and intended usage to brand name pharmaceuticals. Such companies may include small- and medium-capitalization companies and U.S., foreign and emerging market issuers. American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) are eligible for inclusion in the Index. As of October 30, 2015, the Index included 85 securities of companies with a minimum market capitalization of $993 million and a weighted average market capitalization of $24.45 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts before fees and expenses to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of October 30, 2015, the Index was concentrated in the pharmaceutical sector, and the biotechnology sector represented a significant portion of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in the Pharmaceutical Sector. The success of companies in the pharmaceutical sector that produce generic drugs is highly dependent on the development, procurement and marketing of these drugs. Many companies that produce generic drugs compete with large, well-financed pharmaceutical companies with more experienced development and marketing groups. Moreover, brand-name companies continually seek new ways to delay the introduction of generic products and/or decrease the impact of generic competition, such as filing new patents on drugs whose original patent production is about to expire, developing patented controlled-release products, changing product claims and labeling, or developing and marketing as over-the-counter products those branded products that are about to face generic competition. The research and other costs associated with developing or procuring generic drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. To the extent that the Index continues to be concentrated in the pharmaceutical sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the pharmaceutical sector. In addition, pharmaceutical companies that produce generic drugs may be susceptible to product obsolescence and face intense competition from less costly generic products. There is also the risk that pharmaceutical companies will be unable to obtain sufficient supplies or raw materials needed to create generic drugs. Such a shortage may also cause difficulties or delays in producing generic drugs, which would materially adversely affect a pharmaceutical company. Additionally, prices for existing generic drugs generally decline over time, although this may vary. Price deflation on existing generic drugs may have an adverse effect on profits for all companies that produce generic drugs. Companies in the pharmaceutical sector that produce generic drugs may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the pharmaceutical sector may be adversely affected by government regulation, restrictions on reimbursement rates, industry

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innovation, changes in technologies and other market developments. Companies in the pharmaceutical sector may be adversely affected by government regulation, corporate actions, such as mergers and acquisitions, restrictions on reimbursement rates, industry innovation, changes in technologies and other market developments. The ability of many pharmaceutical companies to commercialize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid and other government sponsored programs, private health insurance plans and health maintenance organizations.

Risk of Investing in the Biotechnology Sector. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. To the extent that the biotechnology sector continues to represent a significant portion of the Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the biotechnology sector. Companies operating in the biotechnology sector are subject to similar risks of companies operating in the pharmaceutical sector, as discussed in more detail above. Additionally, a biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A biotechnology company’s valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

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Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Absence of Prior Active Market. The Fund is a newly organized series of an investment company and thus has no operating history. While the Fund’s Shares are expected to be listed on The NASDAQ Stock Market LLC (“NASDAQ”), there can be no assurance that active trading markets for the Shares will develop or be maintained especially for recently organized Funds. Further, secondary markets may be subject to irregular trading activity, market dislocations, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as Authorized Participants (“APs”). To the extent that those APs exit the business, or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, Shares may trade like closed-end funds at a discount to NAV and possibly face de-listing.

Trading Issues. Trading in Shares on NASDAQ may be halted due to market conditions or for reasons that, in the view of NASDAQ, make trading in Shares inadvisable. In addition, trading in Shares on NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ’s “circuit breaker” rules. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. In addition, because certain of the Fund’s underlying securities trade on exchanges that are closed when NASDAQ (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the current pricing of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

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Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Index continues to be concentrated in the pharmaceutical sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.vaneck.com.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	January 2016
George Chao	Portfolio Manager	January 2016

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 100,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are expected to be approved for listing on NASDAQ, subject to notice of issuance, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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800.826.2333
vaneck.com

(05/16)